SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     July 7, 2005

SILICON GRAPHICS INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA		94043-1351
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 7, 2005, the Company announced its preliminary financial results for the fiscal quarter ended June 24, 2005.  A copy of the press release announcing the Company’s preliminary financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.  This Current Report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 8.01. Other Events

A copy of a lease between The Goldman Sachs Group, Inc. and the Company and amendments thereto are included as exhibits to and incorporated by reference in this Current Report on Form 8-K.  A copy of leases between WXIII/Crittenden Realty C, L.L.C., WXIII/Crittenden Realty D, L.L.C., WXIII/Crittenden Realty A/B, L.L.C. and the Company are also included as exhibits and similarly incorporated by reference in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)

10.1                           Commercial Lease dated as of December 29, 2000 between The Goldman Sachs Group, Inc. and Silicon Graphics, Inc.

10.2                           Amendment dated April 19, 2001, to the Commercial Lease between The Goldman Sachs Group, Inc. and Silicon Graphics, Inc.

10.3                           Second Amendment dated July 9, 2003, to the Commercial Lease (Amphitheatre) between The Goldman Sachs Group, Inc. and Silicon Graphics, Inc.

10.4                           Commercial Lease dated as of July 9, 2003 between WXIII/Crittenden Realty C, L.L.C., WXIII/Crittenden Realty D, L.L.C. and Silicon Graphics, Inc.

10.5                           Amended and Restated Commercial Lease dated as of July 9, 2003 between WXIII/Crittenden Realty A/B, L.L.C. and Silicon Graphics, Inc.

99.1                           Earnings Press Release dated July 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: July 7, 2005	By:	/s/ Sandra M. Escher
Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

10.1	Commercial Lease dated as of December 29, 2000 between The Goldman Sachs Group, Inc. and Silicon Graphics, Inc.

10.2	Amendment dated April 19, 2001, to the Commercial Lease between The Goldman Sachs Group, Inc. and Silicon Graphics, Inc.

10.3	Second Amendment dated July 9, 2003, to the Commercial Lease (Amphitheatre) between The Goldman Sachs Group, Inc. and Silicon Graphics, Inc.

10.4	Commercial Lease dated as of July 9, 2003 between WXIII/Crittenden Realty C, L.L.C., WXIII/Crittenden Realty D, L.L.C. and Silicon Graphics, Inc.

10.5	Amended and Restated Commercial Lease dated as of July 9, 2003 between WXIII/Crittenden Realty A/B, L.L.C. and Silicon Graphics, Inc.

99.1	Earnings Press Release dated July 7, 2005